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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of report: September 26, 2003
               Date of earliest event reported: September 24, 2003


                          BRISTOL-MYERS SQUIBB COMPANY
             (Exact name of registrant as specified in its charter)


         Delaware                    1-1136                     22-079-0350
(State or other jurisdiction    (Commission file              (IRS Employer
     of incorporation)              number)               Identification Number)


                                 345 Park Avenue
                               New York, NY 10154
                     (Address of principal executive office)

       Registrant's telephone number, including area code: (212) 546-4000

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Item 7 (c).  Exhibits

Exhibit 99 - Press release of Bristol-Myers Squibb Company dated September 24, 2003 announcing the intention to offer convertible senior debentures.


Item 9. Regulation FD Disclosure

On September 24, 2003, Bristol-Myers Squibb Company issued a press release announcing the intention to offer $1 billion of convertible senior debentures. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Bristol-Myers Squibb Company,


                                      By:  /s/ Sandra Leung
                                           -------------------------------------
                                           Name: Sandra Leung
                                           Title: Secretary

Date:  September 26, 2003



                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
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    99          Press Release dated September 24, 2003 of Bristol-Myers
                Squibb Company